Exhibit 99.2

For Immediate Release August 16, 2006
CONTACT:
Doral Financial Corporation
Investor Relations
Richard F. Bonini
Tel.   (212) 329-3733
DORAL FINANCIAL CORPORATION APPOINTS GLEN WAKEMAN CEO AND DIRECTOR
SAN JUAN, Puerto Rico — August 16, 2006 — Doral Financial Corporation (NYSE: DRL), a diversified financial services company, today announced that, as it previously reported, Glen Wakeman, 46, had been appointed as Chief Executive Officer and a member of the Board of Directors, on August 15, 2006, effective immediately after the filing of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2005. Mr. Wakeman served as the Company’s President and Chief Operating Officer since May 30, 2006. He succeeds John A. Ward III, who had been acting as Chief Executive Officer on an interim basis. Mr. Ward will continue to serve on the Board of Directors in his capacity as non-executive Chairman of the Board.
Prior to joining the Company, Mr. Wakeman served as Chief Executive Officer of GE’s Consumer Finance Latin America business since 1999. Mr. Wakeman holds a B.S. in Economics and Finance from the University of Scranton and an MBA from the University of Chicago.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, Doral Financial may make forward-looking statements in its press releases or in other public or shareholder communications and its senior management may make forward-looking statements orally to analysts, investors, the media and others. These “forward-looking statements” are identified by the use of words or phrases such as “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project” or similar expressions.
Doral Financial cautions readers not to place undue reliance on any of these forward-looking statements since they speak only as of the date made and represent Doral Financial’s expectations of future conditions or results and are not guarantees of future performance. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:
•	Doral Financial’s ability to attract new clients and retain existing clients;

•	Doral Financial’s ability to retain and attract key employees;

•	Doral Financial’s ability to successfully implement new business strategies;

•	potential adverse effects to Doral Financial’s financial condition, results of operations or prospects resulting from any required adjustments to prior period financial statements;

•	risks associated with the effects of global, national and regional economic and political conditions, including with respect to fluctuations in interest rates;

•	risks arising from worsening economic conditions in Puerto Rico;
•	potential adverse developments in connection with the ongoing inquiry of the U.S. Securities and Exchange Commission or the request for information from the U.S. Attorney’s Office for the Southern District of New York;
•	potential adverse developments from ongoing enforcement actions by bank regulatory agencies;
•	potential adverse developments in connection with ongoing shareholder litigation against the Company;
•	risks associated with the Company’s inability to prepare and timely file financial statements;
•	risks arising from the downgrade and potential further downgrades in the credit ratings of the Company’s securities;
•	risks arising from material weaknesses in the Company’s internal control over financial reporting; and
•	developments from changes in the regulatory and legal environment for financial services companies in Puerto Rico and the United States.
The Company does not undertake and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of those statements.

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